Exhibit 21.1

Schedule 21.1

Organization of Company Subsidiaries

Entity	Jurisdiction of incorporation, formation or organization
Bahamas Abaco Club #11, LLC	Delaware
Bahamas Abaco Club #21, LLC	Delaware
Bahamas Abaco Club #42, LLC	Delaware
Bahamas Abaco Club #43, LLC	Delaware
Bahamas Abaco Club #5, LLC	Delaware
Bahamas Abaco Club #6, LLC	Delaware
Bahamas Abaco Club #8, LLC	Delaware
Bahamas Investments I, LLC	Delaware
Bahamas Investments II, LLC	Delaware
Bahamas Investments III, LLC	Delaware
Bahamas Investments IV, LLC	Delaware
Cabo Casa Tortuga, LLC	Delaware
Cabo Esperanza #1501, LLC	Delaware
Cabo Esperanza #1502, LLC	Delaware
Cabo Esperanza #1503, LLC	Delaware
Cabo Esperanza #1601, LLC	Delaware
Cabo Esperanza #1602, LLC	Delaware
Cabo Esperanza #1603, LLC	Delaware
Cabo Investments I, LLC	Delaware
Cabo San Lucas Villa Paraiso, LLC	Delaware
Cabo Villa Del Sol, LLC	Delaware
Cabo Villa Eternidad, LLC	Delaware
Candlewood Investments I, LLC	Delaware
Century Corporation Limited	Island of Nevis
Hawaii Investments I, LLC	Delaware
Mahogany Run Investments I, LLC	Delaware
P&J Partners, LLC	Delaware
Private Escapes of La Quinta Platinum, LLC	Colorado
Private Escapes La Quinta I, LLC	Colorado
Private Escapes La Quinta II, LLC	Colorado
Private Escapes Platinum of Copper Mountain, LLC	Colorado
Private Escapes of Steamboat, LLC	Colorado
Private Escapes of Lake Oconee, LLC	Colorado
Private Escapes Platinum Lake Oconee, LLC	Colorado
Private Escapes of Waikoloa, LLC	Colorado
Private Escapes of Waikoloa II, LLC	Colorado
Private Escapes of Chicago, LLC	Colorado
Private Escapes Platinum Telluride, LLC	Colorado
Private Escapes of Currituck, LLC	Colorado
Private Escapes Platinum Currituck, LLC	Colorado
Private Escapes of Tahoe, LLC	Colorado
Private Escapes Platinum Lake George, LLC	New York
Private Escapes of One Central Park West, LLC	New York
Private Escapes 1600 Broadway, LLC	New York
Private Escapes Link, LLC	New York
Private Escapes Platinum One Central Park West, LLC	New York
Private Escapes Pinnacle 1600 Broadway, LLC	New York
Private Escapes Platinum Link, LLC	New York
Private Escapes of Kiawah, LLC	Colorado
Private Escapes Platinum Kiawah, LLC	Colorado
Private Escapes of Jackson Hole, LLC	Colorado
Corporacion 2086, S.A. (Private Escapes Platinum Dominican, LLC)	Colorado
Corporacion 2083, S.A. (Private Escapes Dominican, LLC )	Colorado

Private Escapes Villa Cassia, LLC	Colorado
Private Escapes of Borgo Di Vagli, LLC as beneficiary of the McLeish Limited Trust (7/24/2000) – legal title holder	Colorado
Private Escapes Villa 304, LLC	Colorado
Private Escapes Platinum Cabo, LLC	Colorado
Private Escapes La Playa, LLC	Colorado
Private Escapes of Cabo, LLC	Colorado
Private Escapes of Beaver Creek, LLC	Colorado
Private Escapes of Belize, LLC	Colorado
Private Escapes Lake Las Vegas, LLC	Colorado
Private Escapes TCI Ltd. (Private Escapes Platinum TCI, LLC)	Turks & Caicos
Private Escapes Platinum Abaco, LLC	Colorado
Private Escapes Platinum Lucignano, LLC	Colorado
Private Escapes Platinum Chicago, LLC	Colorado
Private Escapes of Fox Acres, LLC	Colorado
Private Escapes of Stowe, LLC	Colorado
Private Escapes La Costa, LLC	Colorado
Private Escapes Platinum La Costa, LLC	Colorado
Private Escapes Cap Cana Lodge, LLC	Colorado
Corporacion 16494 SA	Dominican Republic
Private Escapes Premiere Costa Rica LLC	Colorado
Private Escapes Premiere Costa Rica SRL	Costa Rica
Private Escapes Platinum Breckenridge, LLC	Colorado
Private Escapes Platinum Santa Rosa Beach LLC	Colorado
Private Escapes Platinum Sunny Isles LLC	Colorado
Private Escapes of La Buscadora LLC	Colorado
La Buscadora Enterprises Limited	British Virgin Isles
Private Escapes Platinum Costa Rica LLC	Colorado
Private Escapes Platinum Costa Rica SRL	Costa Rica
Private Escapes Platinum Pronghorn LLC	Colorado
Private Escapes Premiere LLC	Colorado
Private Escapes Premiere Santa Rosa Beach LLC	Colorado
Private Retreats Paradiso, Ltd.	Island of Nevis
Scottsdale Investments I, LLC	Delaware
Snowflake Investments I, LLC	Delaware
Sunny Isles Investments I, LLC	Delaware
TH Holdco, LLC	Delaware
TH Member, LLC	Delaware
Tahoe Investments I, LLC	Delaware
Tortola Boat Investments, LLC	Delaware
UR Holdco, LLC	Delaware
Ultimate Aviation Investments, LLC	Delaware
Ultimate Beaver Creek, LLC	Delaware
Ultimate Cabo Casa Corona, LLC	Delaware
Ultimate Colorado, LLC	Delaware
Ultimate Escapes Clubs, LLC	Delaware
Ultimate Escapes Elite Club, LLC	Delaware
Ultimate Escapes Holdings, LLC	Delaware
Ultimate Escapes Premiere Club, LLC	Delaware
Ultimate Escapes Signature Club, LLC	Delaware
Ultimate Indian Rocks Beach, LLC	Delaware
Ultimate Jackson Hole Snake River, LLC	Delaware
Ultimate Key West, LLC	Delaware
Ultimate Kiawah Turtle Beach, LLC	Delaware
Ultimate Lake Las Vegas, LLC	Delaware
Ultimate Lake Tahoe, LLC	Delaware
Ultimate Maui Wailea Beach, LLC	Delaware
Ultimate Naples Monteverde, LLC	Delaware
Ultimate Naples Strada Bella, LLC	Delaware
Ultimate Nevis Investments, LLC	Delaware

Ultimate New York Trp International, LLC	Delaware
Ultimate Newport Americas, LLC	Delaware
Ultimate Palm Beach Ocean, LLC	Delaware
Ultimate Park City Silverlake, LLC	Delaware
Ultimate Redemption Association, Inc.	Delaware
Ultimate Resort Club, LLC	Delaware
Ultimate Resort Elite Club, LLC	Delaware
Ultimate Scottsdale, LLC	Delaware
Ultimate Scottsdale Rocks, LLC	Delaware
Ultimate Stowe Topnotch, LLC	Delaware
Ultimate Sun Valley Mackenzie, LLC	Delaware
Ultimate Sun Valley Plaza Townhouse, LLC	Delaware
Ultimate Telluride Mountain Village, LLC	Delaware
Ultimate Warehouse Investments, LLC	Delaware
UR Holdco, LLC	Delaware
UR Member, LLC	Delaware